UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 17, 2005

TURBOCHEF TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23478	48-1100390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 1900, Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(678) 987-1700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01       NOTICE OF DELISTING; TRANSFER OF LISTING

On June 17, 2005, TurboChef Technologies, Inc. (the “Company”) filed a registration on Form 8-A to register its shares of common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended, in connection with its approval by NASDAQ for trading of such shares on the NASDAQ National Market, beginning on June 20, 2005. The Company provided required notification to the exchange and delivered an application to the SEC to voluntarily withdraw from its listing on the American Stock Exchange on June 13, 2005, with advance copies by facsimile on June 10, 2005. The Company publicly announced the change in its trading market through a press release on June 13, 2005.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits.

Exhibit No.	Description

99.1*	Press Release of TurboChef Technologies, Inc. dated June 13, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURBOCHEF TECHNOLOGIES, INC. (Registrant)

By:	/s/ Dennis J. Stockwell
Dennis J. Stockwell Vice President, Secretary and General Counsel
Date: June 17, 2005